Exhibit 10(a)

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Auditors” in the Statement of Additional Information and to the use of our report dated October 30, 2000, in this Pre-Effective Amendment Number 1 to the Registration Statement (Form N-1A)
(No. 333-43136) of Mercury Target Select Equity Fund, Inc.

We also consent to the incorporation by reference therein of our report dated November 20, 2000 included in the 2000 Annual Report to shareholders of the TIP Target Select Equity Fund.

Philadelphia, Pennsylvania November 20, 2000